                                                                               .
                                                                               .
                                                                               .
                                   EXHIBIT 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

In connection with the    Form 10-K      (the "Report") of   Ferro Corporation   (the "Company")
                      -------------------                 ---------------------
                         [Name of Report]                  [Name of Company]

for the period ending December 31, 2002, I,  Hector R. Ortino , Chairman and Chief Executive Officer of the Company, certify that:
                     -------------------   -------------------  ------------------------------------
                           [Date]            [Name of Officer]                [Title]


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / Hector R. Ortino
--------------------------------
Hector R. Ortino
Chairman and Chief Executive Officer


Dated:   March 17, 2003
      ---------------------

                                   EXHIBIT 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

In connection with the    Form 10-K      (the "Report") of   Ferro Corporation   (the "Company")
                      -----------------                    ---------------------
                       [Name of Report]                      [Name of Company]

for the period ending December 31, 2002, I,   J. William Heitman  , Vice President, Finance and Acting Chief Financial Officer
                      -----------------    -----------------------  ----------------------------------------------------------
                            [Date]             [Name of Officer]                                [Title]

of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/ s / J. William Heitman
------------------------------------
J. William Heitman
Vice President, Finance and Acting Chief Financial Officer


Dated:   March 17, 2003
      --------------------------

                                       56